UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 14, 2007

Opexa Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

001-33004	76-0333165
(Commission File Number)	(I.R.S. Employer Identification No.)

2635 N. Crescent Ridge Drive The Woodlands, Texas	77381
(Address of Principal Executive Office)	(ZipCode)

Registrant’s telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communication pursuant to Rule 144d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Opexa Therapeutics, Inc.’s (“Opexa”) Current Report on Form 8-K filed on October 3, 2007 is hereby being amended to correct the Item under which the disclosure was made.  The original Form 8-K inadvertently listed the disclosure under Item 2.02.  The information disclosed in the 8-K was information previously publicly disclosed and did not qualify for disclosure under Section 2.02, thus Opexa is filing this amendment properly filing the information under Section 8.01.

Item 8.01.  Other Events.

On August 14, 2007 Registrant filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007.  On August 14, 2007, Registrant announced its results of operations in a press release.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)      Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.	Description
99.1	Press release issued August 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OPEXA THERAPEUTICS, INC.

	By:	/s/ David B. McWilliams
David B. McWilliams
President and Chief Executive Officer

DATE: November 9, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 14, 2007